Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Loan reserves	$ 317	$ 581
Education loan premiums and discounts, net	52	74
Operating loss and credit carryovers	22	5
Stock-based compensation plans	18	32
Accrued expenses not currently deductible	24	33
Market value adjustments on education loans, investments and derivatives	9	65
Deferred revenue		37
Other	14	40
Total deferred tax assets	456	867
Deferred tax liabilities:
Unrealized derivatives and investment gains and losses, net	23	3
Original issue discount on borrowings	11	27
Debt repurchases	8
Other	22	35
Total deferred tax liabilities	64	65
Net deferred tax assets	$ 392	$ 802